UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2022

SANA BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39941	83-1381173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

188 East Blaine Street, Suite 400

Seattle, Washington 98102

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 701-7914

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SANA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 7, 2022 (the “Effective Date”), Sana Biotechnology, Inc. (the “Company”) entered into a Patent License Agreement (the “Agreement”) with the U.S. Department of Health and Human Services, as represented by The National Cancer Institute, an institute of the National Institutes of Health (the “NIH”), pursuant to which the NIH granted to the Company an exclusive, worldwide, commercial license under certain patent rights related to certain fully-human anti-CD22 binders and CD22 CAR constructs comprising such binders (the “Licensed Patent Rights”) for use in certain in vivo gene therapy and ex vivo allogeneic CAR T cell applications for B cell malignancies.  The license grant is subject to customary statutory requirements and reserved rights as required under federal law and NIH requirements. The Company has the right to grant sublicenses under the Licensed Patent Rights with the NIH’s prior consent.

Pursuant to the Agreement, the Company agreed to pay to the NIH an upfront payment of $1.0 million. Additionally, the Company will be obligated to pay to the NIH (i) up to an aggregate of $9.6 million in specified regulatory, developmental and commercial milestone payments with respect to each product developed through exploitation of the Licensed Patent Rights (each, a “Licensed Product”) and (ii) a payment of $1,000,000 upon the assignment of the Agreement to an affiliate upon a change of control of the Company. In addition, the Company is obligated to pay to the NIH (i) a royalty on net sales of Licensed Products in the low-single digits, subject to reduction in certain circumstances, and subject to certain annual minimum royalty payments, and (ii) a percentage, ranging from the mid-single digits to mid-teens, of revenues from sublicensing arrangements. Additionally, if the Company is granted a priority review voucher by the U.S. Food and Drug Administration with respect to a Licensed Product, the Company will be obligated to pay to the NIH the greater of (i) $5,000,000 or (ii) a percentage in the mid-single digits of any consideration received for the sale, transfer or lease of such priority review voucher. The Company is also obligated to pay to the NIH a percentage in the low-single digits of the consideration received by the Company for any assignment of the Agreement to a non-affiliate.

The Company is obligated to use commercially reasonable efforts to exploit, and make publicly available, inventions developed by the exploitation of the Licensed Patent Rights, including Licensed Products.

Unless earlier terminated by either party, the Agreement will terminate upon expiration of the last-to-expire valid claim in the Licensed Patent Rights. The NIH may terminate the Agreement with written notice for the Company’s material breach if the Company fails to timely cure such breach or upon certain insolvency events involving the Company. In addition, the NIH may terminate or modify the Agreement, at its option, if the NIH determines that such termination or modification is necessary to meet the requirements for public use specified by federal regulations issued after the effective date of the Agreement, and these requirements are not reasonably and timely satisfied by the Company. The Company may terminate the Agreement or any licenses in any country or territory upon 60 days’ prior written notice.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which the Company plans to file as an exhibit to its Annual Report on Form 10-K for its fiscal year ended December 31, 2021.

Item 7.01 Regulation FD Disclosure.

The Company intends to present an updated corporate presentation (the “Corporate Presentation”) at the 40th Annual J.P. Morgan Healthcare Conference on January 11, 2022. A copy of the Corporate Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

By furnishing the information in this Item 7.01 of this Current Report, including Exhibit 99.1, the Company makes no admission as to the materiality of such information. The information contained herein is intended to be considered in the context of the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in the Corporate Presentation, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report and Exhibit 99.1 to this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01  Other Events.

On January 11, 2022, the Company issued a press release announcing the Agreement, described above under Item 1.01 of this Current Report. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Corporate Presentation, dated January 11, 2022
99.2	Press Release, dated January 11, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sana Biotechnology, Inc.

Date: January 11, 2022	By:	/s/ James J. MacDonald
James J. MacDonald
Executive Vice President and General Counsel

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